EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 26, 1999 incorporated by reference in Southwest Gas Corporation's Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.




                                                     ARTHUR ANDERSEN LLP




Las Vegas, Nevada
June 22, 1999